Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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[ ]   Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to section 240.14a-11(c) or section
      240.14a-12

                            PARADIGM TECHNOLOGY, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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           pursuant to Exchange Act rule 0-11 (set forth the amount on which the
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      fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                            PARADIGM TECHNOLOGY, INC.


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             FRIDAY, AUGUST 15, 1997


TO OUR STOCKHOLDERS:


       A Special Meeting of Stockholders (the "Special Meeting") of Paradigm Technology, Inc. (the "Company") will be held at 694 Tasman Drive, Milpitas, California 95035, on Friday, August 15, 1997 at 10:00 a.m. for the purpose of considering and acting upon the following proposals:

              (1) Approval to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the Company's 5% Series A Convertible Redeemable Preferred Stock;

              (2) Approval to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the Company's 5-1/8%
       Series B Convertible Redeemable Preferred Stock;

              (3) Approval of a transaction or series of transactions to sell up to a total of 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) and to grant rights to elect a majority of the directors of the Company, which might result in the issuance of more than 20% of the Company's outstanding Common Stock; and

              (4) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.


         These items are discussed in the following pages which are made part of this Notice. Only stockholders of record as of the close of business on June 19, 1997 will be entitled to vote at the Special Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote will be available at 694 Tasman Drive, Milpitas, California 95035 for ten days prior to the Special Meeting.

                                          By Order of the Board of Directors



                                          MICHAEL GULETT

                                          President and Chief Executive Officer

Milpitas, California
July ___, 1997



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                            PARADIGM TECHNOLOGY, INC.

                                694 Tasman Drive
                               Milpitas, CA 95035
                                 (408) 954-0500

                                ----------------


                       REVISED PRELIMINARY PROXY STATEMENT


                                ----------------

                         SPECIAL MEETING OF STOCKHOLDERS

                             Friday, August 15, 1997


         The enclosed proxy is solicited by the Board of Directors (the "Board") of Paradigm Technology, Inc., a Delaware corporation (the "Company") for use at the Special Meeting of Stockholders of the Company to be held on Friday, August 15, 1997 at 10:00 a.m. at the principal executive offices of the Company located at 694 Tasman Drive, Milpitas, California 95035, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about July ___, 1997.


                                  VOTING RIGHTS


Each holder of Common Stock is entitled to one vote for each share held as of the record date. For action to be taken at the Special Meeting, a majority of the shares entitled to vote must be represented at the meeting in person or by proxy. The affirmative vote of the majority of the shares represented and voting is the minimal approval necessary to approve the elimination of the maximum number of shares of Common Stock issuable upon conversion of the 5% Series A Convertible Redeemable Preferred Stock, to approve the elimination of the maximum number of shares of Common Stock issuable upon conversion of the 5-1/8% Series B Convertible Redeemable Preferred Stock and to approve a transaction or series of transactions to sell up to a total of 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) which might result in the issuance of in excess of 20% of the outstanding Common Stock of the Company and to grant rights to elect a majority of the directors of the Company, which might result in a change of control. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.


                                     PROXIES


         Stockholders of record of the Company as of the close of business on June 19, 1997 have the right to receive notice of and to vote at the Special Meeting. As of the close of business on June 19, 1997, the Company had 8,109,009 shares of Common Stock outstanding held by 258 stockholders of record.

         When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR approval to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the 5% Series A Convertible Redeemable Preferred Stock, FOR approval to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the 5-1/8% Series B Convertible Redeemable Preferred Stock and FOR approval of a transaction or series of transactions to sell up to a total of 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) which might result in the issuance of more than 20% of the outstanding Common Stock of the Company and to grant rights to elect a majority of the directors of the Company, which might result in a change of control.


       Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Special Meeting and the election to vote in person. Attendance at the Special Meeting will not by itself constitute the revocation of a proxy.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Atmel Relationship


         On April 28, 1995, pursuant to certain agreements with certain of the Company's stockholders, Atmel Corporation ("Atmel") acquired 425,000 shares of Common Stock from the Company, 300,000 shares of Common Stock from certain stockholders of the Company, and 128,050 shares of Common Stock from the Company's equipment lessors, all of which shares were purchased at a price of $8.00 per share. Atmel also acquired from ACMA Limited ("ACMA") certain warrants to purchase 175,000 shares of Common Stock of the Company at an exercise price of $1.00 per share, for a purchase price of $7.00 per share . In connection with these transactions, the Company entered into an agreement with Atmel (the "Stock Purchase Agreement") pursuant to which Atmel agreed to certain transfer restrictions for a period of three years. Atmel also agreed to certain standstill provisions, including an agreement not to increase its beneficial ownership above 19.9% of the voting power of the Company on a fully diluted basis for a period of five years from the date of the Stock Purchase Agreement. The foregoing restrictions terminate on the date on which a person or entity acquires more than 50% of the voting power of the Company. In addition, Atmel agreed that, for a period of ten years from the date of the Stock Purchase Agreement, it will vote its shares of Common Stock of the Company in proportion to the votes cast by the other stockholders of the Company, except with respect to certain material events. The voting and standstill restrictions terminate at such time as Atmel beneficially owns less than 5% of the Common Stock of the Company. In connection with its acquisition of capital stock of the Company, Atmel became a party to the Registration Rights Agreement which provides Atmel with certain rights to register its shares of Common Stock of the Company, all of which have been registered on the Company's Form S-3, declared effective by the Securities and Exchange Commission on April 30, 1997. On April 28, 1995, Atmel also entered into a Licensing and Manufacturing Agreement with the Company.

 Alliant Partners

         James Kochman, a director of the Company, is a partner of Alliant Partners ("Alliant") (formerly, Bentley, Hall, Von Gehr International), an investment banking firm which performed investment banking services for the Company during the 12 months ended December 31, 1996. Such services related to, among other things, the Company's acquisition of NewLogic Corp. and the sale of the Company's wafer fabrication facility to Orbit Semiconductor. Compensation to Alliant during 1996 exceeded 5% of Alliant's consolidated gross revenues for its most recent fiscal year. Alliant may also perform investment banking services for the Company from time to time in the future.

                                PROPOSAL NUMBER 1


          APPROVAL TO ELIMINATE THE RESTRICTION ON THE NUMBER OF COMMON SHARES
              ISSUABLE UPON CONVERSION OF SERIES A PREFERRED STOCK



         On January 23, 1997 the Company sold a total of 200 shares of 5% Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") at a price of $10,000 per share. The rights, preferences and privileges of the Series A Preferred Stock are set forth in a Certificate of Designations, Preferences, Rights and Limitations of 5% Series A Convertible Redeemable Preferred Stock (the "Series A Certificate"), as filed with the Delaware Secretary of State.

 Conversion Rights

         The Series A Preferred Stock has a liquidation preference of $10,000 per share and bears cumulative dividends at a rate of five percent (5%) per share per annum. Such dividends are payable only in shares of Series A Preferred Stock and only immediately prior to the conversion of the Series A Preferred Stock into Common Stock of the Company (the "Common Stock"). The Series A Preferred Stock is convertible at the option of the holder into shares of Common Stock at any time. Each share of Series A Preferred Stock is convertible into that number of shares of Common Stock as is determined by dividing (i) the sum of (a) $10,000 plus (b) the amount of all accrued but unpaid or accumulated dividends on the shares of Series A Preferred Stock being so converted by (ii) the Conversion Price in effect at the time of conversion. The "Conversion Price" of the Series A Preferred Stock is equal to the lower of (x) $2.25 or (y) 82% of the average closing bid price of a share of Common Stock as quoted on the Nasdaq National Market over the five consecutive trading days immediately preceding the date of the conversion notice delivered to the Company. Therefore, the Conversion Price is below the market value of the Common Stock on the date of conversion.

         If not sooner converted, all outstanding shares of Series A Preferred Stock are subject to automatic conversion on the earlier of (i) October 30, 1997 or (ii) immediately prior to the consummation of the acquisition of the Company pursuant to a merger or consolidation or the sale of substantially all of the assets of the Company. Except in connection with such automatic conversion, in no event will a holder of Series A Preferred Stock be entitled to convert any shares of Series A Preferred Stock if such conversion would cause the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series A Preferred Stock), and (ii) the number of shares Common Stock issuable upon the conversion of the shares of the Series A Preferred Stock , to result in beneficial ownership by the Holder or its affiliates of more than 4.9% of the outstanding shares of Common Stock.


         Under no circumstances may more than 1,448,631 shares of Common Stock be issued upon conversion of the Series A Preferred Stock or for dividends, unless the Company's stockholders vote to increase that number or The Nasdaq Stock Market, Inc. ("Nasdaq") waives the provisions of Rule 4460(i)(1)(D).


         To date, 90 shares of Series A Preferred Stock have been converted into 1,203,790 shares of Common Stock. As of July 17, 1997, the Series A Preferred Stock conversion price was $1.071125 per share. But for the limitation set forth in the Series A Certificate on the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the remaining unconverted shares of Series A Preferred Stock would have been convertible into an additional 1,051,577 shares of Common Stock.


Redemption Rights


        If the Company does not receive the requisite stockholder approval, it will be required to redeem the unconverted shares of Series A Preferred Stock. In connection with such redemption, the Company will be required to (i) issue the greatest number of shares up to 1,448,631 shares of Common Stock to the holder or holders of Series A Preferred Stock who have requested conversion, and
(ii) redeem, out of funds legally available therefor, all of the Series A Preferred Stock that remain after such conversion at a price per share of Series A Preferred Stock equal to $12,190 (subject to adjustment) plus an amount equal to all dividends, if any, accrued but unpaid on such shares as of the earlier of the date fixed for redemption or the maturity date.


Nasdaq Rule


         Rule 4460 of Nasdaq , which is applicable to the Company because the Company's shares of Common Stock are presently Nasdaq National Market Securities, sets forth the corporate governance standards for Nasdaq National Market Securities. Section (i) of Rule 4460 (formerly referred to as Section 6(i) of Part II of Schedule D of the National Association of Securities Dealers, Inc. Bylaws) provides:


                  (1) Each NNM [Nasdaq National Market] issuer shall require shareholder approval of a plan or arrangement under subparagraph (A) below or, prior to the issuance of designated securities under subparagraph (B), (C) or (D) below:

                     . . . (D) in connection with a transaction other than a
              public offering involving:

                            (i) the sale or issuance by the issuer of common
                     stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sale by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

                            (ii) the sale or issuance by the company of common
                     stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.


              (2) Exceptions may be made upon application to the Association when:


                     (A) the delay in securing stockholder approval would
              seriously jeopardize the financial viability of the enterprise;
              and

                     (B) reliance by the company on this exception is expressly approved by the Audit Committee of the Board or a comparable body.

              A company relying on this exception must mail to all shareholders not later than ten days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the Audit Committee of the Board or a comparable body has expressly approved the exception.


         Section 6 of the Series A Certificate provides that the limit of 1,448,631 shares will no longer be applicable if the Company obtains the approval of its stockholders for the issuance of shares of Common Stock in excess of 1,448,631 shares upon conversion of the Series A Preferred Stock in accordance with the Nasdaq Rule described above. In the event stockholder approval is not obtained, the Company must redeem the excess shares of Series A Preferred Stock as described above.


Stockholder Approval


       The Board desires to eliminate the restriction set forth in the Series A Certificate that provides that no more than 1,448,631 shares of Common Stock may be issued upon conversion of the Series A Preferred Stock. The Board believes it would be in the best interests of the Company if the Company could issue the additional shares of Common Stock to the Series A Preferred Stockholders rather than being required to redeem the Series A Preferred Stock at the required redemption price. The Board believes this provision could result in a forced redemption at a time when the Company might not have, and could not raise, the cash necessary to redeem the shares of Series A Preferred Stock. The Board desires to have the ability to retain cash for the use of the Company for other purposes.

         Under the Nasdaq Rule and the terms of the Series A Certificate, stockholder approval is required for the issuance of shares of Common Stock in excess of the 1,448,631 share limit. The Board hereby solicits such approval on behalf of the Company to issue such additional shares of Common Stock as is required to permit the Series A Preferred Stockholders to convert the Series A Preferred Stock fully at the then relevant conversion price. The actual number of shares of Common Stock which will be issuable upon conversion will not be determinable until the conversion(s) take place. As of July 17, 1997 the conversion price was $1.071125 per share making the remaining shares of Series A Preferred Stock convertible into an additional 1,051,577 shares of Common Stock (but for the limit). If stockholder approval of this proposal is not obtained, a maximum of 1,448,631 shares will be issued upon the conversion of the Series A Preferred Stock and the Company will be required to redeem the remaining shares of Series A Preferred Stock outstanding.


Vote Required


         The affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote at the meeting is required to approve the proposal to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same effect as a vote against the matter.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES ISSUABLE UPON
CONVERSION OF THE SERIES A PREFERRED STOCK.

                                PROPOSAL NUMBER 2


          APPROVAL TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES
      OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES B PREFERRED STOCK

         On July __, 1997 the Company sold a total of 200 shares of 5-1/8% Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") at a price of $10,000 per share. The rights, preferences and privileges of the Series B Preferred Stock are set forth in a Certificate of Designations, Preferences, Rights and Limitations of 5-1/8% Series B Convertible Redeemable Preferred Stock (the "Series B Certificate"), as filed with the Delaware Secretary of State.

Conversion Rights

         The Series B Preferred Stock has a liquidation preference of $10,000 per share and bears cumulative dividends at a rate of five and one-eighth percent (5-1/8%) per share per annum. Such dividends are payable only in shares of Series B Preferred Stock and only immediately prior to the conversion of the Series B Preferred Stock into Common Stock. The Series B Preferred Stock is convertible at the option of the holder into shares of Common Stock at any time. Each share of Series B Preferred Stock is convertible into that number of shares of Common Stock as is determined by dividing (i) the sum of (a) $10,000 plus (b) the amount of all accrued but unpaid or accumulated dividends on the share of Series B Preferred Stock being so converted by (ii) the Conversion Price in effect at the time of conversion. The "Conversion Price" of the Series B Preferred Stock is equal to the lower of (x) the closing sale price of the Common Stock as quoted on the Nasdaq National Market on the day prior to the date of initial issuance of the Series B Preferred Stock or (y) 85% of the average closing bid price of a share of Common Stock as quoted on the Nasdaq National Market over the five consecutive trading days immediately preceding the date of the conversion notice delivered to the Company. Therefore, the Conversion Price is below the market value of the Common Stock on the date of conversion.

       If not sooner converted, all outstanding shares of Series B Preferred Stock are subject to automatic conversion on the earlier of (i) twenty-four (24) months after the date of original issuance thereof, (ii) six months from the effectiveness of the registration statement, if any, covering the Commom Stock issuable upon conversion of the Series B Preferred Stock, or (iii) immediately prior to the consummation of the acquisition of the Company pursuant to a merger or consolidation or the sale of substantially all of the assets of the Company. Except in connection with such automatic conversion, in no event will a holder of Series B Preferred Stock be entitled to convert any shares of Series B Preferred Stock if such conversion would cause the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series B Preferred Stock), and (ii) the number of shares Common Stock issuable upon the conversion of the shares of the Series B Preferred Stock, to result in beneficial ownership by the Holder or its affiliates of more than 4.9% of the outstanding shares of Common Stock.

         Under no circumstances may more than 20% of the number of Common Shares outstanding on the date of initial issuance of the Series B Preferred Stock be issued upon conversion of the Series B Preferred Stock or for dividends, unless the Company's stockholders vote to increase that number or Nasdaq waives the provisions of Rule 4460(i)(1)(D).

Redemption Rights

         If the Company does not receive the requisite stockholder approval, it may be required to redeem the Series B Preferred Stock. In connection with such redemption, the Company will be required to (i) issue the greatest number of shares up to 20% of the outstanding Common Stock to the holder or holders of Series B Preferred Stock who have requested conversion, and (ii) redeem, out of funds legally available therefor, all of the Series B Preferred Stock that remain after such conversion at a price per share of Series B Preferred Stock equal to $12,190 (subject to adjustment) plus an amount equal to all dividends, if any, accrued but unpaid on such shares as of the earlier of the date fixed for redemption or the maturity date.

Nasdaq Rule

         Rule 4460 of Nasdaq, which is applicable to the Company because the Company's shares of Common Stock are presently Nasdaq National Market Securities, sets forth the corporate governance standards for Nasdaq National Market Securities. See "Nasdaq Rule" in Proposal Number 1 of this Proxy Statement.

       Section 6 of the Series B Certificate provides that the limit on the number of shares of Common Stock which may be issued upon conversion of the Series B Preferred Stock will no longer be applicable if the Company obtains the approval of its stockholders for the issuance of shares of Common Stock in excess of 20% of the Common Shares outstanding on the date the Series B Preferred Stock is sold in accordance with the Nasdaq Rule described above. In the event stockholder approval is not obtained, the Company must redeem the excess shares of Series B Preferred Stock as described above.

Stockholder Approval

       The Board desires to eliminate the restriction set forth in the Series B Certificate that provides that no more than 20% of the number of shares of Common Stock outstanding on the date of initial issuance of the Series B Preferred Stock may be issued upon conversion of the Series B Preferred Stock. The Board believes it would be in the best interests of the Company if the Company could issue beyond the 20% of Common Stock, if necessary, to the Series B Preferred Stockholders rather than being required to redeem the Series B Preferred Stock at the required redemption price. The Board believes this provision could result in a forced redemption at a time when the Company might not have, and could not raise, the cash necessary to redeem the shares of Series B Preferred Stock. The Board desires to have the ability to retain cash for the use of the Company for other purposes.

         Under the Nasdaq Rule and the terms of the Series B Certificate, stockholder approval is required for the issuance of shares of Common Stock in excess of the 20% share limit. The Board hereby solicits such approval on behalf of the Company to issue, if necessary, such additional shares of Common Stock as is required to permit the Series B Preferred Stockholders to convert the Series B Preferred Stock fully at the then relevant conversion price. The actual number of shares of Common Stock which will be issuable upon conversion will not be determinable until the conversion(s) take place.

Vote Required

         The affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote at the meeting is required to approve the proposal to eliminate the restriction on the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same effect as a vote against the matter.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO ELIMINATE THE RESTRICTION ON THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES B PREFERRED STOCK.

                                PROPOSAL NUMBER 3

     APPROVAL OF A TRANSACTION OR SERIES OF TRANSACTIONS TO ISSUE IN EXCESS
       OF 20% OF THE OUTSTANDING SHARES OF COMMON STOCK OR PREFERRED STOCK
          (CONVERTIBLE INTO COMMON STOCK) AND TO GRANT RIGHTS TO ELECT
                          A MAJORITY OF THE DIRECTORS

         The Company is contemplating an additional transaction or series of transactions pursuant to which the Company will sell up to a total of 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) at a purchase price of at least $1.00 per share. The sale of the Common Stock or Preferred Stock may result in the issuance of greater than 20% of the outstanding Common Stock and such issuance may or may not be below book or market value of the Common Stock, depending on the market price of the Common Stock on the closing date. In addition, the Company may agree to grant the purchaser of such shares the right to elect a majority of the Board. The sale of such stock and right to elect a majority of the directors of the Company could result in a change in control of the Company. The Securities Act of 1933, as amended, defines the term "control" to mean the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise. The transaction or series of transactions will occur no later than December 31, 1997. At the time of the mailing of this Proxy Statement, the Company has not entered into any contracts nor signed any engagement letters that would bind the Company to a contract to sell Common Stock or Preferred Stock as discussed herein. Therefore, since the Company has not entered into any agreements and because there are no certain terms of any transaction other than as set forth above, the Company is unable to provide the stockholders with additional details of the proposed transaction or series of transactions at this time.

         The Nasdaq Stock Market requires the approval of stockholders prior to issuing more than 20% of the outstanding Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value. See "Nasdaq Rule" in Proposal Number 1 of this Proxy Statement.

Nasdaq Rule--Change of Control

         Rule 4460 of Nasdaq, which is applicable to the Company because the Company's shares of Common Stock are presently Nasdaq National Market Securities, sets forth the corporate governance standards for Nasdaq National Market Securities. Section (i) of Rule 4460 provides:

                  (1) Each NNM [Nasdaq National Market] issuer shall require shareholder approval of a plan or arrangement under subparagraphs (A) below or, prior to the issuance of designated securities under subparagraph (B), (C) or (D) below:

                     . . . (B) when the issuance will result in a change of
              control of the issuer; . . .

Stockholder Approval

       The Board hereby solicits approval on behalf of the Company to enter into a transaction or series of transactions to sell up to a total of 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) which might result in the issuance of more than 20% of the Common Stock and may include the right to elect a majority of the Board. The Company is seeking stockholder approval at this Special Meeting to avoid delay and additional expense in obtaining stockholder approval at a later date, in the event such stockholder approval is later required.

       The affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote at the meeting is required to approve the proposal to sell in excess of 20% of the Common Stock or Preferred Stock (convertible into Common Stock) and to permit a change in control of the Company. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same effect as a vote against the matter.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF A TRANSACTION OR SERIES OF TRANSACTIONS THAT MAY RESULT IN THE ISSUANCE OF MORE THAN 20% OF THE OUTSTANDING COMMON STOCK OF THE COMPANY AND A CHANGE IN CONTROL OF THE COMPANY.

                                  OTHER MATTERS


         OTHER MATTERS. Management knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         PROXY SOLICITATION. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.


         ANNUAL REPORT. The Company will provide a copy of its 1996 Annual Report to Stockholders, without charge, to any stockholder who makes written request to Michael Gulett, President and Chief Executive Officer , Paradigm Technology, Inc., 694 Tasman Drive, Milpitas, California 95035.



                                        By Order of the Board of Directors



                                        MICHAEL GULETT

                                        President and Chief Executive Officer

Milpitas, California
July ___, 1997

                                    EXHIBIT A
                                    ---------

PROXY
                            PARADIGM TECHNOLOGY, INC.

                                694 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035

   PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING--AUGUST 15, 1997


         The undersigned hereby appoints MICHAEL GULETT and DAVID G. CAMPBELL, or each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of PARADIGM TECHNOLOGY, INC. on August 15, 1997, and any adjournments or postponements thereof, upon all matters that may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

         This proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs 1, 2 and 3 unless the stockholder specifies otherwise, in which case it will be voted as specified. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the proxy. You need not mark any boxes. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                             -Fold and Detach Here-

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:



1.  To approve the proposal to eliminate       2.  To approve the proposal to eliminate        3. To approve a transaction or series
    the restriction on the number of shares        the restriction on the number of shares        of transactions to sell up to a
    of Common Stock issuable upon conversion       of Common Stock issuable upon conversion       a total of 5,000,000 shares of
    of the Company's 5% Series A Convertible       of the Company's 5-1/8% Series B               Common Stock or Preferred Stock
    Redeemable Preferred Stock.                    Convertible Redeemable Preferred Stock.        (convertible into Common Stock)
                                                                                                  and to grant rights to elect a
                                                                                                  majority of the directors of the
                                                                                                  Company, which may result in a
                                                                                                  change of control of the Company.

    FOR      AGAINST       ABSTAIN                 FOR       AGAINST      ABSTAIN                 FOR        AGAINST       ABSTAIN

    / /        / /           / /                   / /         / /          / /                   / /          / /           / /



                                                                               Dated:                                        , 1997
                                                                                     ----------------------------------------

                                                                               ----------------------------------------------------
                                                                               Signature(s) of Stockholder or Stockholders,
                                                                               (Executors, Administrators, Trustees,
                                                                               etc. should give full title.)



WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY,
                                                       USING THE ENCLOSED ENVELOPE.


                                                          -FOLD AND DETACH HERE-